UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2015

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On December 23, 2015, Universal Truckload Services, Inc. (the “Company”) and certain of its wholly-owned subsidiaries entered into a combination of secured and unsecured loans with certain lenders. The Company undertook the action as part of its ongoing organizational streamlining efforts to better align sources of capital used in its asset-light businesses and to fix a portion of its variable interest rate bearing debt. Upon closing, the Company and subsidiaries involved borrowed approximately $234.5 million to pay off existing indebtedness, to terminate its Revolving Credit and Term Loan Agreement, and to pay fees and expenses associated with the new credit agreements. The Company and subsidiaries involved expect to use the proceeds of any borrowings after closing for general corporate purposes.

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

$120,000,000 Revolving Credit Facility

Universal Truckload, Inc., Universal Dedicated, Inc., Mason Dixon Intermodal, Inc., Logistics Insight Corp., Universal Logistics Solutions International, Inc., Universal Specialized, Inc., Cavalry Logistics, LLC and Universal Management Services, Inc., (each a wholly-owned subsidiary of the Company, a Borrowing Subsidiary and, collectively, the “Borrowing Subsidiaries”) entered into a Revolving Credit and Security Agreement with PNC Bank, National Association (“PNC”) to provide for a revolving credit facility of up to $120,000,000 (which amount may be increased by up to $30,000,000 upon request). Borrowings under the revolving credit facility may be made until, and mature on, December 23, 2020.

Borrowings under the Revolving Credit and Security Agreement bear interest at LIBOR or a base rate, plus an applicable margin for each. The applicable margin fluctuates based on the Borrowing Subsidiaries’ quarterly average excess availability, as defined in the Revolving Credit and Security Agreement. Additionally, the Revolving Credit and Security Agreement provides for up to $3,000,000 in letters of credit.

As security for all indebtedness pursuant to the Revolving Credit and Security Agreement, PNC was granted a first priority perfected security interest in cash, deposits and accounts receivable of the Borrowing Subsidiaries and selected other assets.

The Revolving Credit and Security Agreement includes customary affirmative and negative covenants and events of default, as well as financial covenants requiring a minimum fixed charge coverage ratio to be maintained after a triggering event, as defined in the Revolving Credit and Security Agreement. The Revolving Credit and Security Agreement also includes customary mandatory prepayments provisions.

On December 23, 2015, approximately $59.5 million was advanced to the Borrowing Subsidiaries to pay off existing indebtedness and to pay fees and expenses associated with the revolving credit agreement.

The foregoing summary of the Revolving Credit and Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Revolving Credit and Security Agreement, which is filed as Exhibit 10.1 and is incorporated by reference into this report.

Equipment Credit Agreement

LGSI Equipment of Indiana, LLC, a wholly-owned subsidiary of the Company (the “Equipment Borrowing Subsidiary”), entered into a Master Security Agreement and five Promissory Notes (collectively the “Equipment Credit Agreement”) with Key Equipment Finance, a division of KeyBank National Association (“KeyBank”). Under the Equipment Credit Agreement, the Equipment Borrowing Subsidiary borrowed approximately $83.6 million. The promissory notes will be repaid in 60 monthly installments, including interest, beginning on January 23, 2016 and bear interest at a fixed rate of 3.75%.

As security for all indebtedness pursuant to the Equipment Credit Agreement, KeyBank was granted liens on selected titled vehicles of the Equipment Borrowing Subsidiary set forth on various collateral schedules. The Equipment Borrowing Subsidiary may sell or dispose of equipment secured under the Equipment Credit Agreement provided the disposed equipment is replaced with acceptable equipment as collateral, if we pay down of a portion of the loan plus breakage charges and handling charges, as defined in the promissory notes, or if KeyBank, at its option, releases the equipment without pay down or pre-payment.

Additionally, all obligations under the Equipment Credit Agreement are guaranteed by Universal Dedicated, Inc., Logistics Insight Corp., Universal Truckload, Inc., Universal Specialized, Inc. and Mason Dixon Intermodal, Inc. (each a wholly-owned subsidiary of the Company) in connection with each subsidiaries lease of equipment. The Equipment Credit Agreement also includes financial covenants requiring the Equipment Borrowing Subsidiary to maintain a debt service coverage ratio of not less than 1.1:1.

The foregoing summary of the Equipment Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Security Agreement and Promissory Notes, which are filed as Exhibit 10.2 through Exhibit 10.7 and are incorporated by reference into this report.

$60,000,000 Revolving Credit and Term Loan Agreement

Westport Axle Corp., a wholly-owned subsidiary of the Company (“Westport”) entered into a Revolving Credit and Term Loan Agreement (the “Credit Agreement”), with and among the lenders party thereto and Comerica Bank, as administrative agent, arranger and documentation agent, providing for aggregate borrowing facilities of up to $60,000,000.

The Credit Agreement consists of a $40,000,000 term loan and a $20,000,000 revolving credit facility. Borrowings under the term loan were advanced on December 23, 2015 and mature on December 23, 2020. The term loan shall be repaid in 20 equal quarterly installments over five years, with any remaining balance due at maturity. Borrowings under the revolving credit facility may be made until, and mature on, December 23, 2020.

Borrowings under the Credit Agreement bear interest at LIBOR or a base rate, plus an applicable margin for each. The applicable margin fluctuates based on Westport’s total debt to EBITDA ratio, as defined in the Credit Agreement. No later than 90 days after closing, Westport shall execute a Rate Management Agreement (or other interest rate swap agreements), as defined in the Credit Agreement, with respect to the term loan, based on a notional amount of not less than $12,000,000 and a duration of two years.

Additionally, the Credit Agreement provides for up to $2,000,000 in letters of credit.

The Credit Agreement requires Westport to repay the borrowings made under the term loan and the revolving credit facility as follows:

•	50% (which percentage shall be reduced to 0% subject to Westport attaining a certain leverage ratio) of Westport’s annual excess cash flow, as defined;

•	100% of the net cash proceeds if we sell Westport’s machining division;

•	50% of net proceeds from certain equity issuances;

•	100% of proceeds from the issuance of certain indebtedness; and

•	100% of net proceeds from the sale of certain assets, insurance and condemnation proceeds.

As security for all indebtedness pursuant to the syndicated Credit Agreement, Comerica Bank, as lead arranger, was granted first perfected security interest on all of Westport’s tangible and intangible property and in assets acquired in the future. The Company also pledged 100% of its equity interest in Westport. The Credit Agreement also contains a “springing” guaranty requiring the Company to guarantee the indebtedness under certain events, as defined in the Credit Agreement and guarantee.

The Credit Agreement includes financial covenants requiring Westport to maintain a minimum fixed charge coverage ratio, minimum quarterly EBITDA amounts, as defined in the Credit Agreement, and a maximum debt to EBITDA ratio, as well as customary affirmative and negative covenants and events of default.

On December 23, 2015, approximately $51.4 million was advanced to pay off existing indebtedness and to pay fees and expenses associated with the equipment credit agreement.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is filed as Exhibit 10.15 and is incorporated by reference into this report.

$40,000,000 Loan and Financing Agreement

The Company entered into a Loan and Financing Agreement (the “Loan Agreement”) with Flagstar Bank, F.S.B (“Flagstar”) to provide for a $40,000,000 unsecured term loan. Proceeds of the unsecured term loan were advanced on December 23, 2015, and the outstanding principal balance is due on or before July 15, 2016. Borrowings under the unsecured term loan bear interest at LIBOR, plus 3.5%, and interest on the unpaid balance is payable monthly commencing on February 1, 2016. The Company may voluntarily repay the loan in whole or in part at any time, subject to certain customary breakage costs.

The Loan Agreement provides for a conversion option whereby Flagstar has committed to refinance the unsecured term loan with $40,000,000 of secured real estate term notes with UTSI Finance, Inc. (“UTSI Finance”), a wholly-owned subsidiary of the Company. Each UTSI Finance real estate term note will be secured by a first mortgage on a particular parcel of real estate and improvements included in the collateral pool, as defined in the agreement. Refinancing under the secured real estate term notes is subject to, among other things, the satisfaction of all conditions at conversion including satisfactory receipt and review of appraisals, environmental and title work, and insurance policies with respect to the assets in the collateral pool.

The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan Agreement, which is filed as Exhibit 10.20 and is incorporated by reference into this report.

Item 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On December 23, 2015, the Company terminated its Revolving Credit and Term Loan Agreement with and among the lenders party thereto and Comerica Bank, and entered into the new credit agreements set forth under Item 1.01 of this current report on Form 8-K.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On December 23, 2015, the Company entered into a restricted stock bonus award agreement (the “Agreement”) with David A. Crittenden, the chief financial officer of the Company. Under the Agreement, Mr. Crittenden was issued 5,000 shares of restricted common stock of the Company pursuant to the Company’s 2014 Amended and Restated Stock Incentive Plan. The Agreement provides that 25% of the restricted shares vested on the date of the grant, and the remaining 3,750 restricted shares on December 20 in 2016, 2017 and 2018, subject to Mr. Crittenden’s continued service with the Company through such dates.

The foregoing summary of the Agreement is qualified in its entirety by reference to the actual Agreement, which is filed as Exhibit 10.22 hereto.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	Revolving Credit and Security Agreement, dated as of December 23, 2015, among Universal Truckload, Inc., Universal Dedicated, Inc., Mason Dixon Intermodal, Inc., Logistics Insight Corp., Universal Logistics Solutions International, Inc., Universal Specialized, Inc., Cavalry Logistics, LLC and Universal Management Services, Inc., and PNC Bank, National Association, as lender and as agent.

10.2	Master Security Agreement, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.3	Promissory Note in the principal amount of $9,931,051.80, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.4	Promissory Note in the principal amount of $9,686,041.20, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.5	Promissory Note in the principal amount of $34,162,594.20, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.6	Promissory Note in the principal amount of $10,037,671.20, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.7	Promissory Note in the principal amount of $19,761,123.60, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.8	Consent Agreement to Collateral Schedule No. 1, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.9	Consent Agreement to Collateral Schedule No. 2, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.10	Consent Agreement to Collateral Schedule No. 3, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.11	Consent Agreement to Collateral Schedule No. 4, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.12	Consent Agreement to Collateral Schedule No. 5, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.13	Amendment No. 1 to Master Security Agreement, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.14	Corporate Guaranty, dated as of December 23, 2015, among certain subsidiaries of the Company and Key Equipment Finance, a division of KeyBank National Association.

10.15	Credit Agreement, dated as of December 23, 2015, between Westport Axle Corp. and Comerica Bank, as administrative agent, lead arranger, and sole bookrunner.

10.16	Security Agreement, dated as of December 23, 2015, among certain subsidiaries of the Company and Comerica Bank, as administrative agent.

10.17	Guaranty, dated as of December 23, 2015, among certain subsidiaries of the Company and Comerica Bank, as administrative agent.

10.18	Guaranty, dated as of December 23, 2015, between Universal Truckload Services, Inc. and Comerica Bank, as administrative agent.

10.19	Pledge Agreement, dated as of December 23, 2015, between Universal Truckload Services, Inc. and the lending parties thereto and Comerica Bank, as agent.

10.20	Loan and Financing Agreement, dated as of December 23, 2015, between Universal Truckload Services, Inc. and Flagstar Bank, F.S.B.

10.21	Universal Truckload Services, Inc. Promissory Note, dated December 23, 2015, with Flagstar Bank, F.S.B.

10.22	Restricted Stock Bonus Award Agreement dated as of December 23, 2015 by and between Universal Truckload Services, Inc. and David A. Crittenden.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: December 29, 2015	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Revolving Credit and Security Agreement, dated as of December 23, 2015, among Universal Truckload, Inc., Universal Dedicated, Inc., Mason Dixon Intermodal, Inc., Logistics Insight Corp., Universal Logistics Solutions International, Inc., Universal Specialized, Inc., Cavalry Logistics, LLC and Universal Management Services, Inc., and PNC Bank, National Association, as lender and as agent.

10.2	Master Security Agreement, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.3	Promissory Note in the principal amount of $9,931,051.80, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.4	Promissory Note in the principal amount of $9,686,041.20, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.5	Promissory Note in the principal amount of $34,162,594.20, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.6	Promissory Note in the principal amount of $10,037,671.20, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.7	Promissory Note in the principal amount of $19,761,123.60, dated as of December 23, 2015, with LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.8	Consent Agreement to Collateral Schedule No. 1, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.9	Consent Agreement to Collateral Schedule No. 2, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.10	Consent Agreement to Collateral Schedule No. 3, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.11	Consent Agreement to Collateral Schedule No. 4, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.12	Consent Agreement to Collateral Schedule No. 5, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.13	Amendment No. 1 to Master Security Agreement, dated as of December 23, 2015, between LGSI Equipment of Indiana, LLC, and Key Equipment Finance, a division of KeyBank National Association.

10.14	Corporate Guaranty, dated as of December 23, 2015, among certain subsidiaries of the Company and Key Equipment Finance, a division of KeyBank National Association.

10.15	Credit Agreement, dated as of December 23, 2015, between Westport Axle Corp. and Comerica Bank, as administrative agent, lead arranger, and sole bookrunner.

10.16	Security Agreement, dated as of December 23, 2015, among certain subsidiaries of the Company and Comerica Bank, as administrative agent.

10.17	Guaranty, dated as of December 23, 2015, among certain subsidiaries of the Company and Comerica Bank, as administrative agent.

10.18	Guaranty, dated as of December 23, 2015, between Universal Truckload Services, Inc. and Comerica Bank, as administrative agent.

10.19	Pledge Agreement, dated as of December 23, 2015, between Universal Truckload Services, Inc. and the lending parties thereto and Comerica Bank, as agent.

10.20	Loan and Financing Agreement, dated as of December 23, 2015, between Universal Truckload Services, Inc. and Flagstar Bank, F.S.B.

10.21	Universal Truckload Services, Inc. Promissory Note, dated December 23, 2015, with Flagstar Bank, F.S.B.

10.22	Restricted Stock Bonus Award Agreement dated as of December 23, 2015 by and between Universal Truckload Services, Inc. and David A. Crittenden.